Exhibit 10.13
Untitled
AGREEMENT OF JAMES MC NULTY, JR. ON BEHALF OF HIMSELF, INDIVIDUALLY, AND AS CENTRAL PARTNER FOR G&M PARTNERS
STINGER SYSTEMS, INC. SHALL PAY AND DELIVER FIFTY THOUSAND DOLLARS TO C&M PARTNERS ON OR BEFORE MAY 21, 2001 FOR ALL OF ITS RIGHT, TITLE AND INTEREST IN AND TO STINGER SYSTEMS, INC. C&M PARTNERS SHALL THEREAFTER NO LONGER BE A PARTY TO THAT CERTAIN AGREEMENT DATED DECEMBER 31, 2004 BETWEEN C&M PARTNERS, TU CORPORATION, JAMES MCNULTY, JR. AND STINGER SYSTEMS, INC. MOREOVER, C&M PARTNERS SHALL THEREAFTER EXECUTE CERTIFICATE NO. 579 FOR TEN THOUSAND SHARES OF THE COMMON STOCK OF STINGER SYSTEMS, INC. WITH GOLD MEDALLION SEAL AND SURRENDER THE CERTIFICATE TO STINGER SYSTEMS, INC. AT ITS CHARLOTTE, NORTH CAROLJNA ADDRESS NO LATER THAN MAY 24, 2005. JAMES MCNULTY, JR. AGREES THAT IF STINGER SYSTEMS, INC. TIMELY PAYS THE HERETOFORE MENTIIONED FIFTY THOUSAND DOLLARS TO C&M PARTNERS (TIME BEING MADE EXPRESSLY OF THE ESSENCE), STINGER SYSTEMS, INC. NEED NOT REGISTER HIS SEVENTY FIVE THOUSAND SHARES OF THE COMMON STOCK OF STINGER SYSTEMS, INC. UNTIL SEPTEMBER 30, 2005 ANY CONTRARY PROVISIONS OF THAT SAID CERTAIN DECEMBER 31, 2004 AGREEMENT NOT WITHSTANDING.

JAMES MCNULTY, JR.
FOR HIMSELF AND FOR CM PARTNERS